                                                                     EXHIBIT 4.2


[FORM OF FACE OF CERTIFICATE]

TIDELANDS BANCSHARES, INC.

INCORPORATED UNDER THE LAWS OF SOUTH CAROLINA

THE CORPORATION IS TO ISSUE 10,000,000 SHARES OF COMMON STOCK - PAR VALUE $.01 EACH

This certifies that _______________________________is the registered holder of _______________________________ Shares of Common Stock which are fully paid and non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of _______________ A.D. 20____


-----------------------------          ------------------------------
SECRETARY                              PRESIDENT

[FORM OF BACK OF CERTIFICATE]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -- as tenants in common            UNIF GIFT MIN ACT--_____ Custodian
TEN ENT  -- as tenants by the entireties                                (Cust) (Minor)
JT TEN  -- as joint tenants with right of                      under Uniform Gifts to Minors
           survivorship and not as tenants             Act
           in common                                      --------------------
                                                                              (State)

Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sell, assign and transfer unto
         PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


_________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -------------------------
                                                  ------------------------------

In presence of


----------------------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.